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                                                                    EXHIBIT 24.1

                                 TBC CORPORATION

                            LIMITED POWER OF ATTORNEY

         WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2004;

         NOW, THEREFORE, each of the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and/or Thomas W. Garvey, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as each of the undersigned might or could do in person. Each of the undersigned hereby ratifies and approves the acts of either of said attorneys.

         IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the date set forth adjacent to his respective signature.

Date:  August ___, 2005
                                              ---------------------------------
                                              MARVIN E. BRUCE

Date:  August ___, 2005
                                              ---------------------------------
                                              MICHAEL E. DUNLAP

Date:  August ___, 2005
                                              ---------------------------------
                                              CHARLES A. LEDSINGER, JR.

Date:  August 26, 2005                        /s/ William J. McCarthy
                                              ---------------------------------
                                              WILLIAM J. McCARTHY

Date:  August 26, 2005                        /s/ Richard A. McStay
                                              ---------------------------------
                                              RICHARD A. McSTAY

Date:  August 26, 2005                        /s/ Donald Ratajczak
                                              ---------------------------------
                                              DONALD RATAJCZAK

Date:  August 26, 2005                        /s/ Robert R. Schoeberl
                                              ---------------------------------
                                              ROBERT R. SCHOEBERL

Date:  August ___, 2005
                                              ---------------------------------
                                              RAYMOND E. SCHULTZ